MASSMUTUAL FUNDS
MassMutual U.S. Government Money Market Fund
(the “Fund”)
Supplement dated February 12, 2024, to the
Prospectus dated February 1, 2024
This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
The following text replaces the first paragraph found under the heading Principal Risks in the section titled Investments, Risks, and Performance on page 4 of the Prospectus:
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3000M-24-01